UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2006

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 13, 2006, Alexion Pharmaceuticals, Inc. issued a press release announcing that it has purchased a manufacturing facility in Smithfield, Rhode Island. A copy of the press release is furnished as Exhibit 99.1 to this form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release issued by Alexion Pharmaceuticals, Inc. on July 13, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2006	ALEXION PHARMACEUTICALS, INC.

	By:	/s/ Thomas I. H. Dubin
	Name:	Thomas I. H. Dubin
	Title:	Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on July 13, 2006.